                                                         File Nos. 33-20318
                                                                   811-5485
  As filed with the Securities and Exchange Commission on February 15, 2002
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 32                                  [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 35                                                 [X]

                               ATLAS ASSETS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                794 Davis Street
                          San Leandro, California 94577
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code:               (510) 297-7444


                                 W. Lawrence Key
                               Atlas Assets, Inc.
                                794 Davis Street
                          San Leandro, California 94577
                     (Name and Address of Agent for Service)

                                 With copies to:
Michael Glazer                                Joseph M. O'Donnell
Paul, Hastings, Janofsky & Walker LLP         Atlas Securities, Inc.
555 South Flower Street                       794 Davis Street
Los Angeles, California  90071                San Leandro, California 94577-6900


It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
- -------
         on _________________________ pursuant to paragraph (b)
- -------
         60 days after filing pursuant to paragraph (a)(1)
- -------
         on _________________________ pursuant to paragraph (a)(1)
- -------
   X     75 days after filing pursuant to paragraph (a)(2)
- -------
         on _________________________ pursuant to paragraph (a)(2)
- -------

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and the Rule 24f-2 Notice for the Registrant's most recent fiscal year was filed on March 28, 2001.

The purpose of this registration statement is to create two new separate series of shares of Atlas Assets, Inc. to become effective on May 1, 2002 together with the existing separate series of shares of that Fund. These two new funds will be offered in the same prospectus as the existing funds. It is anticipated that the annual "B" filing update to the existing funds be filed on or about April 22, 2002.

                             ATLAS FUNDS
                              PROSPECTUS

                             MAY 1, 2002

           The Investments You Want From
                    The People You Trust -Registered Trademark-

                             ATLAS FUNDS
                              PROSPECTUS

                             MAY 1, 2002

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS Back Cover


This prospectus contains information that you should know about the Atlas Funds before you invest in them. Please read it carefully and keep it on hand for future reference.

Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.


[GRAPHIC OF PUSHPIN]

WE WANT YOU
TO KNOW

Atlas Funds are not FDIC-insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

VALUE FUND

INVESTMENT OBJECTIVE

         The fund seeks long-term growth and some income.

STRATEGY

      The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index.

         The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price.

         The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

RISKS

     Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

         From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

     Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

     The fund's income varies, as does the dividend paid to investors.

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EXPENSES

These are the fees and expenses you may pay as a fund investor.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                     NONE
   Maximum deferred sales charge                         NONE
   Redemption fee                                        NONE
   Exchange fee                                          NONE


ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                       0.80%
   Distribution (12b-1) fee                             0.25%
   Other expenses                                       0.27%
                                                       ------
TOTAL ANNUAL OPERATING EXPENSES                         1.32%


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


                   1 Year           3 Years
                    $---             $---

PAST PERFORMANCE

This is a new fund, and there is no past performance to report.

FUND OF FUNDS

INVESTMENT OBJECTIVE

     The Atlas Fund of Funds seeks long-term growth of capital and moderate current income.

STRATEGY

     The Fund is designed to provide broad diversification among equity, fixed income, and money market securities. It will invest in specific Atlas Funds which are included in this prospectus among the three primary assets classes as follows:

   Investment Range for the Portfolio
Stock or Equity Funds........................40-80%
Bond or Fixed Income Funds...................10-40%
Cash and Money Market Funds...................0-20%

STRATEGY

     The Fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted according to Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.

     Investments in the underlying Atlas Funds do not necessarily correspond with a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

RISKS

     The Fund is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. Its share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The Fund's income will vary as will the dividends paid to investors. Since the Fund's price will vary, you could lose money on your investment.

     The risks are generally the same as for other mutual funds:

- - MARKET RISK: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.

- - INTEREST RATE RISK: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- - CREDIT RISK: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- - PREPAYMENT RISK: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- - CURRENCY RISK: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

     The Portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate, credit and prepayment risk because of the smaller allocation to bonds and cash.

     A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.

MORE ABOUT DIVERSIFICATION

     The Portfolio offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the Portfolio's performance could benefit from the diversified returns of many types of securities.

     The Portfolio invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the Portfolio invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds") and convertible securities.

     The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the Portfolio is the potential for attractive long-term returns with reduced volatility.

     On the other hand, the Portfolio's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly.

PAST PERFORMANCE

In that this is a new Portfolio, there is no performance to report.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                     NONE
   Maximum deferred sales charge                         NONE
   Redemption fee                                        NONE
   Exchange fee                                          NONE

ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                       0.25%
   Distribution (12b-1) fee                             0.25%
   Other expenses*                                      0.40%
                                                       ------
TOTAL ANNUAL OPERATING EXPENSES                         0.90%

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* Based on estimated amounts for the current fiscal period.

INDIRECT EXPENSES

         Because the Portfolio is a shareholder of some of the Atlas Funds, it bears the expenses of those funds just like any other shareholder. It is estimated that the weighted average of expenses of the Atlas Funds in the Portfolio will be X.XX%

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

                   1 Year           3 Years
                    $xxx             $xxx

PORTFOLIO TURNOVER

     All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

     Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. Portfolio turnover in the Value Fund is expected to be below 100%

FUND MANAGEMENT

THE ADVISER AND PORTFOLIO MANAGERS

     Atlas Advisers, Inc., 794 Davis Street, San Leandro, California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

     Atlas Advisers provides portfolio management services to the Fund of Funds.

            Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment sub-adviser for the VALUE FUND

Raymond J. McCaffrey, a Portfolio Manager with Pilgrim Baxter & Associates, Ltd., has been responsible for managing the VALUE FUND since its inception on May 1, 2002. Prior to joining Pilgrim Baxter in 1997, Mr. McCaffrey was a Vice President, Technology Analyst and

Portfolio Manager at Pitcairn Trust Company for approximately two years. He held earlier positions as an investment analyst at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

     Atlas Funds are distributed by Atlas Securities, Inc. Shares are offered at net asset value with no sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives in one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.

     The funds have adopted a distribution plan under Rule 12b-1 to reimburse the distributor for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a quarterly basis up to a maximum of
 .25% of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges, because they are taken out of fund assets on an ongoing basis. A fund will not reimburse expenses incurred by another fund.

     Shares are currently offered only through Atlas Securities. In the future, Atlas Securities may make payments up to a maximum of .25% per year to other companies for distribution and shareholder services.

BECOMING AN ATLAS SHAREHOLDER

HOW TO CONTACT US

Phone:      1-800-933-ATLAS
            (1-800-933-2852)
Address:    Atlas Securities, Inc.
            794 Davis Street
            San Leandro, CA
            94577

Web Site:   WWW.ATLASFUNDS.COM

OPENING AN ACCOUNT

     - Complete the new account application that accompanies this prospectus.

     - Determine how much you want to invest. The minimum initial and additional investments for each fund are as follows:

     - Traditional, Roth and Educational Individual Retirement Accounts (IRAs) and Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 and we will provide you with information about account agreements, applications, and annual fees.


HOW TO CONTACT US


     New account applications, checks, and instructions may be sent directly to

Atlas at the following addresses:

BY REGULAR MAIL

       Atlas Funds
       P.O. Box 219056
       Kansas City, MO 64121-9056

BY SPECIAL DELIVERY

      Atlas Funds
      c/o NFDS
      330 West 9th Street
      Kansas City, MO 64105-1807

                                   INITIAL         ADDITIONAL
MINIMUMS FOR EACH FUND            INVESTMENT       INVESTMENTS
Non-Retirement Accounts            $2,500              $250

Wire Purchases                     $2,500            $1,000

Exchanges                          $2,500              $250

IRA And SEP Accounts                 $250              $250

Custodial Accounts For Minors        $250              $250

Employee Accounts                    $250               $50

BUYING SHARES

MAKING THE FIRST PURCHASE

BY CHECK

- - Write a check for the investment amount, payable to "Atlas Funds." There may be a charge for checks that do not clear.

- - Deliver your check and new account application to your World branch for forwarding to our shareholder services agent in Kansas City. Normally, your documents will reach the agent within three business days.

- - If you prefer, mail your check and application to "Atlas Funds" at one of the addresses below.

- - Recently purchased shares cannot be redeemed until we are satisfied that the funds have cleared, usually not more than 15 days.

BY WIRE OR ELECTRONIC TRANSFER

- - Instruct your bank to wire the amount of your investment to: Investor's Bank & Trust Company

                ABA #011001438
                Acct #188888888
                Fund Name: Atlas (fund name)
                Customer Name:
                Fund Account #:

- - Deliver your completed application to your World branch, or mail it to "Atlas Funds" at one of the addresses below.

- - If you elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you may wire funds with one call to 1-800-933-2852. There is no wire transfer fee from World.


BY EXCHANGE

- - Call us at 1-800-933-2852 to request an exchange into a new fund. You may also mail your request to one of the addresses below. Be sure all account owners have signed the request.

- - Both accounts must be registered in the same name(s) and have the same taxpayer identification number.

- - An exchange is considered a sale and may result in a gain or loss for tax purposes.


ADDING TO AN ACCOUNT

- - Write a check for the investment amount, payable to "Atlas Funds." There may be a charge for checks that do not clear.

- - Fill out the investment slip at the bottom of your account statement. If no slip is available, include a note telling us the fund name, your account number, and the name(s) in which the account is registered.

- - Deliver your check and investment slip to your World branch for forwarding to our shareholder services agent in Kansas City. Normally, your documents will reach the agent within three business days.

- - Recently purchased shares cannot be redeemed until we are satisfied that the funds have cleared, usually not more than 15 days.


BY WIRE OR ELECTRONIC TRANSFER


- - Instruct your bank to wire the amount of your investment to: Investor's Bank & Trust Company
                ABA #011001438
                Acct #188888888

                Fund Name: Atlas (fund name)
                Customer Name:
                Fund Account #:

- - If you elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you may wire funds with one call to 1-800-933-2852. There is no wire transfer fee from World.

- - If you selected the electronic transfer option, you may purchase additional shares by calling us at 1-800-933-2852. Atlas will debit funds from your bank account through the Automated Clearing House (ACH) network.


BY EXCHANGE


- - Call us at 1-800-933-2852 to request an exchange into an existing account. You may also mail your request to one of the addresses below. Be sure all account owners have signed the request.

- - Both accounts must be registered in the same name(s) and have the same taxpayer identification number.

- - An exchange is considered a sale and may result in a gain or loss for tax purposes.

BY REGULAR MAIL:             BY SPECIAL DELIVERY:

Atlas Funds                  Atlas Funds, c/o NFDS
P.O. Box 219056              330 West 9th
Kansas City, MO 64121-9056   Street Kansas City, MO 64105-1807


SELLING SHARES


You may sell some or all of your fund shares on any day that the New York Stock Exchange is open. All sell orders received by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM Pacific time) will be executed at that day's closing price. Unless you request wire payment or electronic transfer, the proceeds will be mailed to you, generally the next business day after processing your order. Redemptions of shares recently purchased by check or electronic transfer will not be processed until we are satisfied that the funds have cleared, usually not more than 15 days.

BY PHONE

- - You may sell shares by phone, as long as the telephone redemption option was not declined on your account application. You can redeem $1,000 or more by calling us at 1-800-933-2852. There is no charge for this service.

- - If you have had an address change within the last 30 days, your request must be submitted in writing with a signature guarantee.

BY MAIL

- - Send us a letter including your name, account number, the fund you would like to sell, and the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account.

- - You must obtain a signature guarantee if any of the following apply:

  - You are redeeming $50,000 or more.
  - Your address has been changed within the last 30 days.
  - You want the proceeds to go to someone other than the account owner(s) or to an address other than the one on the account.
  - You want the proceeds wired to a bank account other than the one pre-designated on your account.

- - A signature guarantee helps protect against fraud. You can obtain one from most banks, savings associations or securities dealers, but not from a notary public.

BY WIRE OR ELECTRONIC TRANSFER

- - If you selected the electronic transfer option:

  - Proceeds from the sale can be wired to your bank account. A $10 wire charge will be deducted. Your bank may also charge a wire transfer fee.

  - Proceeds can also be sent to your bank account through the Automated Clearing House (ACH) network.

BY CHECK

- - Checkwriting is available for Atlas bond and money funds, except for bond fund shareholders who are subject to back-up withholding for federal income taxes.

- - If you have checkwriting privileges, you may write a check of $500 or more to redeem shares, but not to close your account.

- - You should not write a check on a bond fund for an amount close to the total value since the account value can vary, and funds available may not be sufficient to clear the check.

BY REGULAR MAIL:             BY SPECIAL DELIVERY:

Atlas Funds                  Atlas Funds, c/o NFDS
P.O. Box 219056              330 West 9th Street
Kansas City, MO 64121-9056   Kansas City, MO 64105-1807

OTHER ACCOUNT INFORMATION

SYSTEMATIC TRANSACTIONS

PURCHASES

     - After you have made your initial investment, you may set up a systematic purchase plan by indicating on your application how much and how often you want to invest. The minimum investment is $250. There is no charge for this service.

EXCHANGES

     - You can automatically exchange $250 or more from one Atlas Fund to another. Just indicate on your application how much and how often you want to invest. There is no charge for this service.

     - Both accounts must be registered in the same name(s) and have the same taxpayer identification number.

     - Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the next business day.

REDEMPTIONS

     - If your account balance is $10,000 or more, you may set up a systematic redemption plan by indicating on your new account application how much and how often you want to redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.

     - Redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous business day.

AUTOMATED ACCOUNT ACCESS

     Atlas Direct Access is our automated telephone service. You can check prices and performance, as well as obtain your personal fund account information and request transactions, 24 hours a day. Just call 1-800-933-ATLAS (1-800-933-2852) from a touch-tone phone and follow the instructions.

HOW FUND SHARES ARE PRICED

     A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.

     All purchases, redemptions, and exchanges will be processed at the NAV next calculated after your order is received and accepted by the shareholder services agent in Kansas City. All orders received by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.

OTHER ACCOUNT INFORMATION

TAXES

     IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

     Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.

DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

     If you own more than one Atlas Fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.

     Bond fund and money fund dividends will begin on the next business day after shares are posted to your account and will continue through the day shares are redeemed.

     If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

     You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.

ATLAS FUNDS                           INCOME DIVIDENDS                            CAPITAL GAIN DISTRIBUTIONS
Value                                 - Declared quarterly                        - Declared and paid after the end
Balanced Growth Portfolio             - Paid after the end of each quarter          of the fourth quarter

OTHER POLICIES

     - MINIMUM BALANCE: If your account balance falls below $1,250 due to redemptions or exchanges, we may close your account and mail the proceeds to you. We will give you 60 days written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

     - EXCHANGES: To protect performance and control costs, a fund may modify, suspend, or discontinue the exchange feature or a shareholder's use of it at any time.

     - REDEMPTIONS: Payment may be delayed up to seven days if making immediate payment could adversely affect a fund.

     When regular trading on the New York Stock Exchange is closed or restricted for any reason other than weekends or holidays, or there is an emergency as determined by the SEC, redemptions may be suspended or payment dates postponed.

     - GENERAL INFORMATION ABOUT SERVICE FEATURES: A fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 30 days prior written notice.

     You may add, change or discontinue any service by sending us your request in writing. If it has been more than 30 days since you established your account, we require a signature guarantee with your request.

     Shareholders who elect telephone, systematic or electronic transactions or checkwriting bear the risk of loss for unauthorized transactions. Atlas Funds will not be liable for losses that may result from:

     - Instructions communicated by telephone that we reasonably believe to be genuine,

     - Your request to allow transactions authorized by less than all registered owners,

     -  Transactions which do not require signature guarantees, or

     - Transactions requested through Atlas Direct Access, our automated telephone service.

     For your protection and to review or clarify telephone requests, we reserve the right to record all calls. We may employ additional procedures prior to acting on telephone instructions, such as requiring you to provide a form of personal identification, in order to confirm that instructions are genuine. If we do not employ reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

     Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.


KEEPING YOU INFORMED

     During the year, Atlas will send you the following communications:

     - CONFIRMATION STATEMENTS: Mailed after each purchase, ex-change, redemption (except by checkwriting), or change in account information.


     - QUARTERLY STATEMENTS: You will receive three consolidated quarterly statements and a year-end summary of your account activity.


     - ANNUAL AND SEMI-ANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

     -  1099 TAX FORM: If applicable, mailed by January 31 each year.

     -  ANNUAL PROSPECTUS: Mailed to shareholders in May of each year.

SECURITIES TRANSACTIONS FORM

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES

Corporations, please complete sections 1 through 3. Trusts, partnerships and other entities, complete sections 1 and 3. If any information on this form changes, you will need to submit an amended form. Please call 1-800-933-ATLAS (1-800-933-2852) for additional forms.

1. ACCOUNT REGISTRATION

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Name of Trust, Corporation, Partnership or Other Entity

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Atlas Funds Account Number (If this is an existing account)

THE REGISTERED OWNER IS A:
/ /Trust / /Partnership / /Corporation/Incorporated / / Other (please specify):

                           Association

2. CORPORATIONS AND INCORPORATED ASSOCIATIONS ONLY

CORPORATE SECRETARY, PLEASE COMPLETE THIS SECTION, SIGN IT, AND AFFIX YOUR CORPORATE SEAL.

BY SIGNING THIS FORM I CERTIFY THAT:

/ / On (date) ---------------------------------, a quorum of the Board of
  Directors of the Registered Owner named above empowered the person(s) named in section 3 to carry out securities transactions on the Registered Owner's behalf.

/ / I am authorized to certify as needed the names and titles of officers of the Registered Owner and notify the Agent of any changes.

/ / A resolution authorizing all of these powers has been duly adopted by the Registered Owner's Board of Directors, is in full force and effect in accordance with the Registered Owner's charter and by-laws, and will remain in effect until the Atlas Funds' Agent receives a duly executed amended Securities Transactions Form.


- -------------------------------------------------------------
Secretary's name (please print)               Date            Affix Corporate
                                                                       Seal Here
X
- -------------------------------------------------------------
Signature

3. AUTHORIZED PERSONS

The persons named in this section are currently authorized under the applicable governing document to purchase, redeem, withdraw, exchange, or assign shares of Atlas Funds ("securities transactions") for the Registered

Owner named in section 1, and to execute and deliver any instruments necessary to complete these transactions. The Agent may act only upon the instructions of person(s) authorized in the most recent Securities Transactions Form received by the Agent. The Atlas Funds and its Agent will not be liable for any loss or expense resulting from acting on instructions they believe to be genuine. This Securities Transactions Form will remain in effect until the Agent receives an amended form.

PLEASE SIGN THIS SECTION.
By signing this form, I agree to all the terms and conditions outlined above. I have full authority to sign on behalf of the Registered Owner.


 -------------------------------  -------------- [GRAPHIC OF PUSHPIN]
Name (please print)              Title
X                                                WE WANT YOU TO KNOW...
- ------------------------------  -------------- Atlas Funds are not FDIC-
Signature                        Date            insured and are not deposits
                                                 or obligations of, or guar-
- ------------------------------  -------------- anteed by World Savings.
Name (please print)                   Title      Mutual fund returns and
X                                                principal value will vary
- ------------------------------  -------------- and you may have a gain
Signature                             Date       or loss when you sell.

- ------------------------------  --------------
Name (please print)                   Title
X
- ------------------------------  --------------
Signature                             Date

How many signatures are required for Atlas Funds transactions:
                                              / / 1   / / 2   / / 3   / / All

 PAYABLE ON DEATH BENEFICIARY DESIGNATION FORM

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Owner's Name

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Joint Owner's Name

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Street Address                                   City         State     Zip

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Daytime Telephone Number                         Evening Telephone Number

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Taxpayer ID Number                               Atlas Fund Account Number

PAYABLE ON DEATH PAYEES

1.
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Name (please print)

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Street Address                                   City         State     Zip
2.
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Name (please print)

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Street Address                                   City         State     Zip
3.
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Name (please print)

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Street Address                                   City         State     Zip

I/We understand that, as authorized by
statute of the state in which I/we reside,            [GRAPHIC OF PUSHPIN]
funds in this account are payable upon
request only to me/us as Original Payee(s)           WE WANT YOU TO KNOW...
during my/our lifetime(s) and, upon my             Atlas Funds are not FDIC-
death/the death of the last of us to die, to      insured and are not deposits
the Payable On Death Payee(s) named above who     or obligations of, or guar-
survive(s) me/us.                                   anteed by World Savings.
                                                    Mutual fund returns and
I/We understand that upon presentation to you      principal value will vary
of proof of my death/the death of the last of       and you may have a gain
us to die, funds remaining in the account            or loss when you sell.
will be payable only to the Payable On Death
Payee(s) who survive(s) me/us, in equal
shares if more than one survive(s) me/us.

X
-----------------------------------------------------------------------------
Owner's Signature (Original Payee)                                   Date
X

-----------------------------------------------------------------------------
Joint Owner's Signature (Original Payee)                             Date

[GRAPHIC OF ATLAS]                                          Presort Standard
Atlas Funds-Registered Trademark-                               U.S. Postage
World Savings Operations Center                                     PAID
794 Davis Street                                                 Hayward, CA
San Leandro, CA 94577                                           Permit No. 2


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HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS

     You can find more information about the Atlas Funds' investment policies in the Statement of Additional Information (SAI), which is incorporated by reference in this prospectus (legally considered part of this prospectus). The SAI is available free of charge.

     To request a copy of the Atlas Funds' SAI, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can find the SAI at the Securities and Exchange Commission's Web site at www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service.

                               WWW.ATLASFUNDS.COM

SEC File No. 811-05485

                                        PART B

                                     ATLAS FUNDS

                  -----------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION

                  -----------------------------------------------




                                  ATLAS ASSETS, INC.

                                   794 DAVIS STREET
                            SAN LEANDRO, CALIFORNIA 94577
                           1-800-933-ATLAS (1-800-933-2852)

                         STATEMENT OF ADDITIONAL INFORMATION



    This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Assets, Inc. (the "Company") is not a Prospectus for the Company. This Statement supplements the Prospectus dated May 1, 2002 and investors should read it in conjunction with that Prospectus. A copy of the Prospectus, which may be amended from time to time, is available without charge by writing or calling the Company at the address or telephone number printed above.



    The date of this Statement of Additional Information is May 1, 2002.

                                  TABLE OF CONTENTS


                                                                       PAGE

Description of Certain Securities and
   Investment Policies..............................................   B-

Fundamental Investment Restrictions ................................   B-

Portfolio Turnover .................................................   B-

Management of the Company ..........................................   B-

Investment Advisory and Other Services .............................   B-

Execution of Portfolio Transactions ................................   B-

How to Invest ......................................................   B-

Other Investment and Redemption Services ...........................   B-

Taxes ..............................................................   B-

Additional Information .............................................   B-

Investment Results .................................................   B-

Financial Statements ...............................................   B-

Appendix -- Industry Classifications ...............................   B-

    DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT POLICIES

    The investment objectives and policies of the Value Fund and Fund of Funds series of shares of Atlas Assets, Inc. (a "Fund" or the "Funds") is described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus. The Fund of Funds seeks to achieve its investment objective by investing substantially all its assets in various other series of the Company. References to the investments and investment policies of the Fund of Funds, unless otherwise indicated, should be understood as references to the investments and investment policies of the underlying series of the Company. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Trust"). References to the investments and investment policies of the Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

INVESTMENT RISKS - ATLAS STRATEGIC INCOME FUND.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk.

    Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

    Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

     SPECIAL RISKS - HIGH YIELD LOWER-RATED SECURITIES.


     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The Global Growth, Emerging Growth and S&P 500 Index Funds may also invest in lower-rated securities, but to a much more limited extent. The Funds other than the Strategic Income, Global, Emerging Growth Funds and the S&P 500 Funds invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB).

     Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P").
 These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

  -  limited liquidity and secondary market support;

  - substantial market price volatility resulting from changes in prevailing interest rates;

  -  subordination to the prior claims of banks and other senior lenders;

  - the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

  - the possibility that earnings of the issuer may be insufficient to meet its debt service; and

  - the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


     DERIVATIVE INVESTMENTS.



     The Strategic Income Fund and the S&P 500 Index Fund invests in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value.
In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.



     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price.
Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.



     One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note.

     Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).


     The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. GOVERNMENT AND MORTGAGE SECURITIES.

     Under normal conditions, the Atlas U.S. Government and Mortgage Securities Fund will invest at least 50% of its assets in U.S. Government securities, including GNMA securities and government agency mortgage securities such as FNMA and FHLMC securities. At least 25% of the assets of the Fund will be invested in mortgage securities, including U.S. Government mortgage securities, such as GNMA, FNMA, and FHLMC securities, and privately issued mortgage securities.

     The Government Fund invests substantially in mortgage-backed securities issued by GNMA, FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium.
Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

     The Government and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. The Fund may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

REPURCHASE AGREEMENTS.

    Each Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Subadviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Subadviser if applicable, acting under the supervision of the Board of Directors, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When the Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS.

    The Government Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by the Fund of securities that are substantially similar to those sold or purchased by the Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or instrumentality, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described in the Prospectus with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1.  PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price. The

Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security.
If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Company expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Subadviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE AND CURRENCY FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS).

    The Bond and Stock Funds may purchase or sell interest rate and currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities or currencies underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Subadviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income
Fund) of its net asset value.

2. SECURITIES INDEX FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices.

    A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Subadviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day.
On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5.  LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.

    The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC"), which regulates trading in the futures markets, on behalf of each Fund that may engage in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the eligible Funds are subject to the following limitations:

    (a) The Company will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that a Fund may hold long positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions in an amount not in excess of the limitation in paragraph (b); and

    (b) The Company will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts a portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the portfolio's total assets.

    In addition, the Company does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

    These limitations on the Company's investments in futures contracts and options, and the Company's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies. The Company will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Company's shareholders.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A

Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


SWAPS


1.  INTEREST RATE SWAPS.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2.  SWAP OPTIONS.

    Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms.
It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.


3.  CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4.  RISKS ASSOCIATED WITH SWAPS.

    The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SMALL, UNSEASONED COMPANIES.

     Each Stock Fund, other than the S&P 500 Index Fund, may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and price volatility of the former, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.


     CONVERTIBLE SECURITIES.



     Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.



     WARRANTS.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

     Each Stock Fund, other than the S&P 500 Index Fund, and the Strategic Income Fund may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth and Emerging Growth Funds, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

     -    reduction of income by foreign taxes;

     - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

     -    transaction charges for currency exchange;

     -    lack of public information about foreign issuers;

     - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

     -    less volume on foreign exchanges than on U.S. exchanges;

     - greater volatility and less liquidity on foreign markets than in the U.S.;

     - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

     -    greater difficulties in commencing lawsuits against foreign issuers;

     - higher brokerage commission rates and custodial costs than in the U.S.;

     - increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

     - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

     -    differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.



    The Strategic Income Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.





    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.





     The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:



     -    any collateralized repayment of principal at final maturity;

     -    the collateralized interest payments;

     -    the uncollateralized interest payments; and

     - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or

"forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies. It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers.
A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Subadviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the

Subadviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Subadviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.


LOANS OF PORTFOLIO SECURITIES.

    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations. To be acceptable as collateral, letters credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Company, the Adviser or the Stock Funds' Subadviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

BORROWING.

    From time to time, the Atlas Global Growth Fund, Atlas Strategic Income
Fund and the Atlas Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.


ILLIQUID AND RESTRICTED SECURITIES.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A as explained in the Prospectus) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The Atlas Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debenture that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.


DEBT SECURITIES OF U.S. COMPANIES.

    The Strategic Income Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value;

the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.


PREFERRED STOCKS.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


PARTICIPATION INTERESTS.

    The Strategic Income Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Subadviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.


ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.


SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, the Atlas Stock Funds must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.


MUNICIPAL OBLIGATIONS.

    Municipal securities will be purchased by the Municipal Funds. Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

    Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.


     MUNICIPAL NOTES.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolios of the Atlas National Municipal Money Fund and the Atlas California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

    TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

    BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.


     MUNICIPAL COMMERCIAL PAPER.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


     FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

    The Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.

    Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Investment Adviser, be equivalent to the quality standard prescribed for the Funds. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


     INSURANCE.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.


     PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California, available as of the date of this Statement of Additional Information. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.


    The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 34 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment, and constructions sectors. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been performing strongly since the start of 1994.

    Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.
    In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.


    RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY. During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. With respect to natural gas, shortages and interruptions of the supply of natural gas to California, coupled with high national natural gas prices, have resulted in substantial price increases to business and residential users. Continuing high prices and shortages of natural gas supplies could adversely affect the State's economy, and particularly generation of electricity, much of which is fueled by natural gas.


    Because of capacity constraints in electric generation and transmission, California electric utilities have been forced to purchase wholesale power at high prices beginning in mid-2000. Under current deregulation rules for the electric industry enacted in 1996, two of the State's large investor-owned utility ("IOU") companies are not allowed to charge customers the full cost of service, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale power costs. The two largest utilities in the State have reported publicly that they have, since January 2001, defaulted on some of their obligations. They each also reported that they might be forced into bankruptcy and one, Pacific Gas & Electric Co. ("PG&E"), did, in fact file a Chaper 11 bankruptcy petition on April 6, 2001. According to news sources, on April 10, 2001, PG&E paid approximately half of the property taxes it owed to 49 California counties. PG&E reportedly has told counties it will pay the remainder of the taxes owed before June 30, 2001. There can be no assurance that such payments will be made and it is not possible to predict whether or to what extent the tax payment shortfall will result in serious financial disruptions to any of the affected counties.


    In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power, using advances from the State's General Fund, as necessary to assist in mitigating the effects of the emergency. During the period January 17-March 15, 2001
DWR expenditures for such purposes aggregated $2.9 billion.


    The Governor also signed legislation that authorizes the State to issue up to $10 billion in revenue bonds to purchase electricity. The bonds, which would be repaid over time by ratepayers, would cover the difference between retail end use customer payments for electricity furnished by the DWR and the DWR's cost of purchasing that electricity. The State anticipates that customer payments and bond proceeds will fully reimburse the General Fund for its advances made to implement the DWR's power purchases. Pending implementation of these repayment mechanisms, the State reports that it has sufficient available resources to continue to support the DWR's electricity purchases for many months. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds.


    The State Legislature is considering various bills dealing with energy matters, including bills that would authorize one or more State agencies to build, purchase or obtain by eminent domain electricity generation or transmission facilities or natural gas transmission facilities, with the power to issue revenue bonds for these purposes, and a proposal for the State to purchase the utilities' transmission lines. While the Governor, the State Legislature, the State Public Utilities Commission and the Federal Energy Regulatory Commission all are considering further actions to deal with shortcomings in the State's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be on California's economy or their effect on State revenues.


    STATE BUDGET. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.


    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.


    FISCAL YEAR 2000-01 BUDGET. On June 30, 2000, the Governor signed the 2000 Budget Act. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.


    At the time the 2000 Budget Act was signed, the State Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01. The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.


    The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.


    FISCAL YEAR 2001-02 BUDGET. The 2001-02 Governor's proposed budget, released on January 10, 2001, provides updated 2000-01 revenue and expenditure estimates. General Fund revenues in 2000-01 are estimated to be $76.9 billion, $3.0 billion above the 2000 Budget Act estimates. Expenditures in 2000-01 are estimated to be $79.7 billion, about $900 million above the Budget Act estimates. The Department of Finance estimates the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.85 billion, a substantial increase over the Budget Act estimate of $1.78 billion. However, current surpluses in the General Fund are being used to respond to the energy situation and the May revision of the Governor's proposed budget will contain a more current estimate.


    The 2001-02 proposed budget estimates 2001-02 General Fund revenues and transfers to be about $79.4 billion, or 3.3 percent higher than the revised 2000-01 estimate. The estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $553 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposes $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposes budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs. The final expenditure program for 2001-02 will be determined by June 2001 by the Legislature and the Governor.


    STATE INDEBTEDNESS. As of February 1, 2001, the State had over $22.5 billion aggregate amount of its general obligation bonds outstanding and unused general obligation bond authorizations in an aggregate amount of approximately $12.6 billion. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of February 1, 2001, the State had approximately $6.7 billion of outstanding Lease-Purchase Debt.


    In addition to the general obligation bonds, State agencies and authorities had approximately $28 billion aggregate principal amount of revenue bonds and notes outstanding as of February 1, 2001. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.


    LITIGATION. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and California Independent System Operator (which continues to purchase some electricity); and antitrust and fraud claims against various parties.


    Because of the State of California's budget problems during the recession, the rating on the State's general obligation bonds was downgraded in July 1994 from Aa to A1 by Moody's Investors Service, Inc., from A+ to A by Standard & Poor's Corporation and from AA to A by Fitch Investors Service, Inc. All three rating agencies expressed uncertainty about the State's ability to balance the budget by 1996. The State's improved economy and budget resulted since then in several upgrades in its general obligation bond ratings. As of April 30, 2001 the State's general obligation bonds were rated Aa2 by Moody's, A+ by Standard & Poor's, and AA by Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April, 2001, citing the mounting and uncertain cost to the State of the current electrical power crisis, as well as its likely long-term detrimental effect on the State's economy. During that same month Moody's changed its outlook on the State's general obligation bond rating from stable to negative and Fitch placed the State's general obligation bonds on a negative rating watch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.


    LOCAL GOVERNMENTS. Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

    In addition to this current information, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

    Certain debt obligations held by the California Funds may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

    In addition, the California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation to repay outstanding debt, and to spend such revenues over a predetermined limit.

    Certain debt obligations held by the California Funds may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits ad valorem real property taxes, and imposes super-majority approval requirements for additional real property taxes, and the ability of California issuers to raise revenues through such taxes to repay outstanding debt is limited.

    Certain debt obligations in which the California Funds invest may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. The following paragraphs describe a number of such provisions, but do not purport to be a complete description of all of them.

    Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Funds would not be paid in a timely manner.

    Certain debt obligations held by the California Funds may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

    Debt obligations payable solely from revenues of health care institutions may also be insured by the state. However, no guarantee exists that adequate reserve funds will be appropriated for such insurance.

    Certain debt obligations held by the California Funds may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations.

    Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

    Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the period beginning with the recordation of a formal notice of default and ending five business days prior to the date of sale, the debtor is entitled to reinstate the mortgage by making any overdue payments.

    Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting a notice of sale for at least 20 days after expiration of the three-month period following the recordation of the formal notice of default and by publishing a copy once a week during that period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

    In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

    Certain debt obligations held by the California Funds may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

    Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

INVESTMENT COMPANIES.


     The S&P 500 Index Fund may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its advisor, Barclays Global Fund Advisors ("BGFA"), to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund's total assets with respect to any one investment company and
(iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500 Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.


LETTERS OF CREDIT.


     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 index Fund may be used for letter of credit-backed investments.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.


     The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser, a Subadviser or BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.


     BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.


     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.


     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.


     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


     Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.


     REPURCHASE AGREEMENTS. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


     U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

          THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

       Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

       S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE

       The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

       The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

       The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

       Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.


                         FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the Investment Company Act of 1940 ["1940 Act"]) to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. As previously noted, the S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. The Fund of Funds seeks to achieve its investment objective by investing all of its assets in the other Atlas Funds. These restrictions provide that no Fund may:



    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Funds or the Fund of Funds.



    (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); and (iv) in the case of the S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Atlas Balanced Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, the Atlas Emerging Growth Fund, the Atlas Strategic Income Fund, the Atlas S&P 500 Index Fund, and the Atlas Fund of Funds have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities;
provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Atlas Global Growth Fund, the Atlas S&P 500 Index Fund, and the Atlas Fund of Funds have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Atlas Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5) Invest in companies for the purpose of exercising control or management.

    (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Atlas Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser or a Subadviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Company.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Company or the Investment Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities except for Atlas Fund of Funds.

    (15) Borrow money, except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the Atlas S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund.

    (17) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.


     The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:



     1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the Russell 2000 Index becomes concentrated to the same degree during the same period.



     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.



     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.



     4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.



     5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.



     6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.



     7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).



     8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.



     The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.



     1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.



     2. The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.



     3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.


     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Company has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of
Section 12(d)(1) of the 1940 Act except for Atlas Fund of Funds.

                                  PORTFOLIO TURNOVER


    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%. As noted in the Prospectus, it is expected that the Strategic Income Fund will have a high portfolio turnover rate and that each of the stock funds may have a high rate in some years.


    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).


     The Balanced Fund had a significantly higher portfolio turnover in 2000 than in 1999. Increased turnover resulted from a change in portfolio management early in 2000, efforts to improve performance by favoring reasonably priced growth stocks over stocks with classic value characteristics and due to the use of reverse dollar reverse repurchase transactions.

                              MANAGEMENT OF THE COMPANY


ORGANIZATION.

     Atlas Assets, Inc. (the "Company") is an open-end, management investment company, or mutual fund, offering thirteen portfolios (the "Atlas Funds"). The Company was organized as a Maryland corporation on November 17, 1987 and began operations on January 10, 1990.


     Each Atlas Fund, with the exception of the California Municipal Money Fund and the California Municipal Bond Fund, (the "California Funds") is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     The California Funds are classified as "non-diversified" under the Investment Company Act of 1940, due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each California Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. The Atlas California Municipal Bond Fund may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

     The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the activities of the Company and the actions of the service providers to the Funds.


     The Company's Board of Directors has authorized two classes of stock (Class A and Class B) for each Fund, which constitute the Company's shares of capital stock. There are currently no Class B shares outstanding and such shares are not being offered for sale.

     The Company does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Directors or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Directors, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the stockholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Directors holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

Management of the Company
Directors and Officers

     The Directors and principal officers of Atlas Assets, Inc., their business addresses, positions held, length of time served, principal occupations for the past five years and other directorships held are set forth in the following table.

INTERESTED DIRECTORS

                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND         TIME SERVED            DURING PAST 5 YEARS              DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler, 71      Director            Since 11/1987       Chairman of the Board and         Fifteen         Atlas Insurance
1901 Harrison Street                                               Chief Executive Officer of                        Trust (the
Oakland, CA 94612          President and       Since 2/1988        World Savings Bank, FSB                           Trust)
                           Chief Executive                         ("World Savings"), Golden West
                           Officer             Term of Offices:    Financial Corporation
                                               Continuous          ("GWFC"), Atlas Securities,
                                                                   Inc. ("Distributor") and Atlas
                                                                   Advisers, Inc. ("Adviser")

Russell W. Kettell, 57     Director            Since 12/1989       President of GWFC and Senior      Fifteen         Atlas Insurance
1901 Harrison Street                           Term:               Executive Vice President of                       Trust
Oakland, CA 94612                              Continuous          World Savings


DISINTERESTED DIRECTORS
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND          TIME SERVED           DURING PAST 5 YEARS              DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond, 55        Director            Since 12/1989       Certified Public                  Fifteen         Atlas Insurance
Hood & Strong LLP                              Term:               Accountant/Tax Partner of                         Trust
101 California Street                          Continuous          Hood & Strong LLP
San Francisco, CA 94111

Daniel L. Rubinfeld, 56    Director            From 12/1989        Professor of Law and              Fifteen         Atlas Insurance
University of California                       thru 8/1997 and     Economics, University of                          Trust
School of Law                                  from 3/1999 to      California, Berkeley. Deputy
788 Boalt Hall                                 present Term:       Assistant Attorney General,
Berkeley, CA 94720                             Continuous          U.S. Department of Justice,
                                                                   June 1997 - December 1998;
                                                                   Independent Consultant

David J. Teece, 53         Director            Since 12/1989       Professor, Haas School of         Fifteen         Atlas Insurance
University of California                       Term:               Business, and Director,                           Trust
IMIO #1930                                     Continuous          Institute of Management,                          LECG, Inc.:
Haas School of Business                                            Innovation and Organization,                      a professional
S-402                                                              University of California,                         services firm
Berkeley, CA 94720                                                 Berkeley

                                       B-41

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS (all Interested)
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND         TIME SERVED            DURING PAST 5 YEARS              DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
W. Lawrence Key, 48        Group Senior        Since 9/2001        September 2001 to present -       Fifteen         None
794 Davis Street           Vice President                          Group Senior Vice President
San Leandro, CA 94577      and Chief                               and Chief Operating Officer of
                                               Term of Offices:    the Company, the Trust, the
                           Operating Officer                       Adviser and the Distributor;
                                               Continuous          May 2000 - August 2001 - Group
                                                                   Senior Vice President of the
                                                                   Distributor; August 1993 -
                                                                   April 2000 - Senior Vice
                                                                   President of the Distributor;
                                                                   November 1989 - August 2001 -
                                                                   Vice President of the
                                                                   Distributor

Joseph M. O'Donnell, 47    Vice President,     Since 10/2001       October 2001 to present - Vice    Fifteen         None
794 Davis Street           Chief Legal                             President, Chief Legal
San Leandro, CA 94577      Counsel, Chief                          Counsel, Chief Compliance
                                               Term of Offices:    Officer and Secretary of the
                           Compliance                              Company, the Trust, the
                                               Continuous          Adviser and the Distributor;
                           Officer and                             August 1999 to May 2001 -
                           Secretary                               Chief Operating Officer and
                                                                   General Counsel of Matthews
                                                                   International Capital
                                                                   Management, LLC, San
                                                                   Francisco, CA; 1997-1999 -
                                                                   Vice President/ Legal of SEI
                                                                   Investments Co., Inc., Oaks,
                                                                   PA; 1993-1997 - Vice President
                                                                   and General Counsel to FPS
                                                                   Services, Inc., King of
                                                                   Prussia, PA

Gene Johnson, 49           Vice President      Since 1/2000        January 2000 to present - Vice    Fifteen         None
794 Davis Street           and Treasurer       Since 7/1998        President of the Company, the
San Leandro, CA 94577                                              Trust and the Adviser; July
                                                                   1998 to present - Treasurer of
                                               Term of Offices:    the Company and the Trust;
                                                                   July 1998 - December 1999 -
                                               Continuous          Assistant Vice President of
                                                                   the Company and the Trust;
                                                                   March 1994 - June 1998 -
                                                                   Manager of Fund Accounting for
                                                                   the Company and the Trust

     The Directors and Officers that are deemed Interested are so deemed due to their affiliation with Atlas Advisors, Inc., the Investment Adviser to the Company.

     The Board of Directors are responsible for managing the business and affairs of the Company.

COMMITTEES OF THE BOARD

     The Company has an AUDIT COMMITTEE comprised of Ms. Bond, who serves as Chair, and Messrs Rubinfeld and Teece, all independent members of the Board. The function of the Committee is the oversight of the Company's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Company's principal service providers. The Committee acts as a liaison between the Company's independent auditors and the full
Board of Directors. There were two Committee meetings during 2001. In her capacity as a Partner of Hood & Strong, Ms. Bonds prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.

     The Company has a CONTRACTS COMMITTEE comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond and Mr. Teece, all independent members of the Board. The Committee's function is to request, review and consider the information deem necessary to evaluate the terms of certain agreements between the Company and its investment Adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Company may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters. The Contracts Committee met once during 2001.

OWNERSHIP OF COMPANY SHARES

INTERESTED DIRECTORS

                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY DIRECTOR IN THE
                            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF        ATLAS FAMILY OF INVESTMENT COMPANIES AS
NAME OF DIRECTOR                               12/31/2001                                          OF 12/31/2001
-----------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler           Growth and Income Fund- over $100,000
                            U.S. Treasury Money Market - $1 - $10,000
                            CA Municipal Money Market - over $100,000
                            Strategic Income Fund - $50,001 - $100,000
                            Emerging Growth Fund - over $100,000
                            S&P 500 Fund - $50,001 - $100,000                                      Over $100,000

Russell W. Kettell          U.S. Treasury Money Market - $10,001 - $50,000                       $10,001 - $50,000

DISINTERESTED DIRECTORS

                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY DIRECTOR IN THE
                            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF        ATLAS FAMILY OF INVESTMENT COMPANIES AS
NAME OF DIRECTOR                               12/31/2001                                          OF 12/31/2001
-----------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond             Growth and Income Fund - $1 - $10,000
                            U.S. Govt. & Mortgage Securities Fund $1 - $10,000                   $10,001 - $50,000

Daniel L. Rubinfeld         Growth and Income Fund- over $100,000
                            CA Municipal Money Market - $1 - $10,000
                            CA Municipal Bond Fund - over $100,000
                            U.S. Govt. & Mortgage Securities Fund - $10,001 - $50,000              Over $100,000

David J. Teece              None                                                                        None

     As of March 31, 2002, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of ___% of the Class A shares outstanding of the Atlas Emerging Growth Fund.
In addition, as of such date, the Distributor owned beneficially and of record an aggregate of ___% of the Atlas U.S. Treasury Money Fund Class A shares outstanding.


    As of March 31, 2002, officers and directors as a group owned approximately ___% of the shares of the Atlas California Municipal Money Fund, but owned less than 1% of the shares of each of the other Funds. As of such date, the officers and directors as a group owned ___% of the Company's shares in total.


    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 2002 to the Directors who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Directors for service on the Company's Board and that of all other funds in the "Company complex", (of which there currently are none, as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                                  Total
                                      Pension or                  Compensation
                                      Retirement                  from
                                      Benefits       Estimated    Company and
                                      Accrued as     Annual       Company
                       Aggregate      Part of        Benefits     Complex
                       Compensation   Company        Upon         Paid to
Name                   from Company   Expenses       Retirement   Directors
----                   ------------   ----------     ----------   ------------
Barbara A. Bond         $19,750       None           N/A          $19,750(15)*

Daniel L. Rubinfeld     $17,550       None           N/A          $17,550(15)*

David J. Teece          $19,400       None           N/A          $19,400(15)*

Marion O. Sandler       None          None           N/A          None

Russell W. Kettell      None          None           N/A          None


*  Indicates total number of funds in Company complex.


                        INVESTMENT ADVISORY AND OTHER SERVICES

    Atlas Advisers, Inc. ("Investment Adviser"), a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Company. Golden West Financial is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Company has entered into an Investment Advisory Agreement with the Investment Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on November 16, 2001.

     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    The directors and officers of the Investment Adviser are: Marion O. Sandler (Director, President and Chief Executive Officer), James T. Judd (Director), James H. Hubbell (Director), W. Lawrence Key (Group Senior Vice President and Chief Operating Officer), Joseph M. O'Donnell (Vice President, Chief Legal Counsel and Secretary), Mary Jane Fross (Vice President and Controller) and Gene A. Johnson (Vice President).


    Under the Advisory Agreement, the Investment Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Investment Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment.


     The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.


     In determining whether to approve the Advisory Agreement with respect to the Funds, the Contracts Committee of the Board of Directors evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act, and presented its recommendations to the full Board of Directors. At its meeting in __________, the Committee considered a number of factors in recommending approval of the Advisory Agreement, including the quality of services to be provided to the Funds, fees and expenses to be borne by the Funds, and financial results of the Adviser.


     In reviewing the quality of services to be provided to the Funds, the Committee considered the quality and depth of the Adviser's organization in general and of the investment professionals who would provide services to the Funds. In reviewing the proposed fees and expenses to be borne by the Fund, the Committee noted, among other things, that the Funds' projected advisory fees and projected total expenses were below average in relation to a peer group of similar funds. Based on their review, the Committee and the Board concluded that the projected advisory fees and other expenses of the Fund were fair, both absolutely and in comparison with those of other funds in the industry.


SUBADVISERS.

    Boston Safe Advisors, Inc. ("Boston Advisors") serves as Subadviser to the Company with respect to the Municipal Funds pursuant to a Subadvisory Agreement dated May 21, 1993.


    The Adviser pays Boston Advisors for its portfolio management services out of the management fees the Adviser receives from the Funds. Boston Advisor's parent company, The Boston Company, Inc., is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

     OppenheimerFunds, Inc. ("Oppenheimer") serves as Subadviser to the Company with respect to the Stock Funds and the Strategic Income Fund pursuant to a Subadvisory Agreement dated October 1, 1993 (the "Oppenheimer Subadvisory Agreement". The Adviser pays Oppenheimer for its portfolio management services out of the management fees the Adviser receives from the Funds.

     Pilgrim, Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as Subadviser to the Company with respect to the Value Fund pursuant to a Subadvisory Agreement dated March 1, 2002. The Subadvisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on March 1, 2002, and by the initial shareholder of the Value Fund at a meeting held on May __, 2002.

     In determining whether to approve the Advisory Agreement with respect to the Funds, the Contracts Committee of the Board of Directors evaluated information provided by the Adviser in accordance with Section 15(c) of the 1940 Act, and presented its recommendations to the full Board of Directors. At its meeting in __________, the Committee considered a number of factors in recommending approval of the Advisory Agreement, including the quality of services to be provided to the Funds, fees and expenses to be borne by the Funds, and financial results of the Adviser.

     In reviewing the quality of services to be provided to the Funds, the Committee considered the quality and depth of the Adviser's organization in general and of the investment professionals who would provide services to the Funds. In reviewing the proposed fees and expenses to be borne by the Fund, the Committee noted, among other things, that the Funds' projected advisory fees and projected total expenses were below average in relation to a peer group of similar funds. Based on their review, the Committee and the Board concluded that the projected advisory fees and other expenses of the Fund were fair, both absolutely and in comparison with those of other funds in the industry.

     Each Subadvisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or
(ii) the vote of a majority of directors who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that the Company or Atlas Advisers, Inc. has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Subadviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Subadvisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Each Subadvisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.


PRINCIPAL UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN.


     The Company has adopted a Principal Underwriting Agreement with Atlas Securities, Inc. (the "Distributor"), 794 Davis Street, San Leandro, California, which serves as the sole underwriter and distributor of each Fund's shares. The Distributor, like the Investment Adviser, is a wholly owned subsidiary of Golden West Financial Corporation. Pursuant to the Principal Underwriting Agreement, a commission would be paid to the Distributor on a contingent deferred basis on the sale of Class B shares of the Bond and Stock Funds. However, the Company discontinued distribution of Class B shares effective September 18, 2000 and has no present plans to reinstitute sales thereof. During the fiscal years ended December 31, 1999 and 2000, the Distributor received and retained sales commissions from the Company for the sale of Class B shares in the amounts of $120,006 and $50,155 respectively.


    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.


    As also described in the Prospectus, the Company has adopted a Distribution Plan for Class A shares (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan for Class A shares, each Fund is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its Class A shares, which activities are summarized in the Prospectus. The Class A shares Distribution

Plan also provides that the Investment Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Company, its past profits or any other source available to it.

    Payment under the Class A shares Distribution Plan in any year will be applied to distribution expenses incurred in that year and will not be used to pay for distribution expenses incurred, but unreimbursed, from previous years.

    The Distribution Plan is subject to annual renewal by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Directors"). In approving the Distribution Plans, the Directors determined that the Distribution Plans were in the best interests of the shareholders of the respective class of shares of each Fund adopting one or both of the Distribution Plans. Agreements related to the Distribution Plans must also be approved by such vote of the Directors and the Qualified Directors as described above.




    The Distribution Plan requires that, at least quarterly, the Directors must review a written report prepared by the Chief Financial Officer of the Company enumerating the amounts expended and purposes therefor under each Distribution Plan. The Distribution Plan also requires that, so long as they are in effect, the Qualified Directors shall have the authority to select and nominate other Qualified Directors on behalf of the full Board of Directors.



INVESTMENT ADVISER TO THE MASTER PORTFOLIO

    Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Company and the Investment Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

         The Master Portfolio Board of Trustees has adopted, on behalf of the Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" as defined in the 1940 Act of MIP) on October 10, 1995. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolios do not currently pay any amounts pursuant to the Plan.





    The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware business trust on October 20, 1993, consists of thirteen series.



    The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).



              EXECUTION OF PORTFOLIO TRANSACTIONS



    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Investment Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Investment Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Company. The Investment Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Investment Adviser. Broker-dealers used by the Stock

Funds' Subadviser to execute portfolio transactions for the Funds provide research services to the Subadviser.Transactions in the other Funds were on a principal basis.



    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Fund will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

    There are occasions on which the Investment Adviser or a Subadviser, on behalf of the Company may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Investment Adviser or a Subadviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser or a Subadviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Company, they will be effected only when the Investment Adviser or a Subadviser believes that to do so is in the best interests of the Company. When such concurrent trading occurs, the Investment Adviser or a Subadviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Company and the other parties involved.

       Since the S&P 500 Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

       Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



                                    HOW TO INVEST


PRICES OF SHARES.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' Shareholder Services Agent of a request in good order, is the next determined net asset value per share of Class A shares which the Company calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     BOND FUNDS.

    1. The Company values portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Company amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

    2. The Company values long-term fixed-income obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. In circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.

    3. The Company deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    4. Where market quotations are not readily available, the Company values securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Board of Directors.

    5. The fair value of any other assets is added to the value of securities, as described above to arrive at total assets.

    6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

    7. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.


     MONEY MARKET FUNDS.

    It is the Company's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.

    Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Directors, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Subadviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality. In accordance with the rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Directors. In the event the Board of Directors determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

     THE STOCK FUNDS.

    The Company values portfolio securities of the Stock Funds listed or traded on an exchange, at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Directors some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Directors to be the primary market for such security. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board. All other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board.

    For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

PAYMENT AND TERMS OF OFFERING.

    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Assets, Inc. and sent to the Shareholder Services Agent. As a condition of this offering, if the Company cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Company shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Company for the loss incurred. The Company may prohibit future orders from investors whose purchase orders have been cancelled due to nonpayment. The Distributor or the Investment Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Company reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Company may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, directors, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Company until the Shareholder Services Agent confirms it in writing (or by other arrangements made with the Company, in the case of orders utilizing wire transfer of funds) and the Company receives payment. Any purchase order or exchange may be rejected by the Company or the Distributor prior to confirmation, and the Company reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

THE SHAREHOLDER ACCOUNT.

    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Shareholder Services Agent ("Agent") a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.


                       OTHER INVESTMENT AND REDEMPTION SERVICES


TELEPHONE REDEMPTIONS.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Company a Securities Transaction Form indicating the names, titles and the required number of signatures authorized to act on its behalf. For a corporation, the authorization form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Shareholder Services Agent. The Shareholder Services Agent and the Company reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.


REDEMPTIONS IN KIND.

    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Directors of the Company, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Company would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Company so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of a Fund at the beginning of such period.


CHECKWRITING REDEMPTIONS.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Shareholder Services Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

                                        TAXES


    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

    The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding distribution.

    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year.
The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.




LONG-TERM CAPITAL GAINS.

    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of
portfolio securities.   Any dividend or capital gain distribution paid by a Fund
has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

FOREIGN SHAREHOLDERS.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.


OTHER MATTERS.

    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could occur. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.


TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.


SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.


GENERAL.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.


CALIFORNIA.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Internal Revenue Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.


OTHER MATTERS.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the

Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.


SPECIAL TAX CONSIDERATIONS FOR THE TREASURY MONEY FUND.

    Income dividends on shares of the U.S. Treasury Money Fund are subject to federal income tax, but in most states are exempt from state personal income tax.


                                  * * *


    The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

                                ADDITIONAL INFORMATION


TRANSFER AGENT AND CUSTODIAN.

    State Street Bank and Trust Company acts as Transfer Agent for the Company's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Company.


INDEPENDENT AUDITORS.

    The Company's Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Deloitte & Touche LLP will conduct the annual audit of the Company, and will assist in the preparation of each Fund's federal and state income tax returns and consult with the Company as to matters of accounting and federal and state income taxation.

LEGAL OPINIONS.

    The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 555 South Flower Street, Los Angeles, California 90071. Paul, Hastings, Janofsky & Walker LLP also acts as legal counsel for the Company's Adviser and Distributor.


                                  INVESTMENT RESULTS


    The Company may from time to time include information on the investment results (current yield, effective yield, tax-equivalent yield, tax-equivalent effective yield, distribution rate, tax-equivalent distribution rate and total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.


TOTAL RETURN.

    The average annual compound rate of return ("T") of each class is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

                             P(1+T) to the power of n = EV

    The following assumptions will be reflected in computations made in accordance with the formula stated above: for Class A shares, deduction of the maximum applicable sales charge, if any, from the $1,000 initial investment. The formula also assumes reinvestment of all dividends and distributions at net asset value on the reinvestment date determined by the Board and a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five and ten-year periods for each class of shares after such a period has elapsed. In addition, a Fund may provide lifetime average total return figures for each class of shares.


    In addition to average annual returns, a Fund may quote unaveraged or cumulative total returns for each class reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information for Class A shares of a Fund may be quoted numerically or in a table, graph, or similar illustration. Performance information may be compared to the record of the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), the cost of living (measured by the Consumer Price Index, or CPI), and other widely recognized benchmark indicators over the same period. Tabular comparisons, hypothetical examples and explanatory illustrations may be used from recognized sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds and Inflation", which instead of comparing actual Fund performance, demonstrate performance of stocks, bonds, indices, averages, government or other securities, and other recognized benchmark economic and market indicators such as the rate of inflation. A Fund may have the ability to invest in securities not included in the S&P, DJIA or other indices and its investment portfolio may or may not be similar in composition to the indices. These indices and averages are based on the prices of unmanaged groups of stocks, and, unlike fund total returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

YIELDS.

    Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the Securities and Exchange Commission:

                             A-B      6
                 YIELD = 2[(----- + 1)  - 1]
                              cd

Current yield may also be calculated on the basis of the net asset value per share rather than the public offering price.

    Income from "roll" transactions (the sale of mortgage backed or other securities together with an agreement, for which a Fund receives a fee, to purchase similar securities at a future date) is recorded for accounting purposes as interest income ratably over the term of each roll transaction and is included in net investment income for purposes of determining a Fund's yield.

DISTRIBUTION RATES.

    Distribution rates for the Funds will be calculated by annualizing the aggregate per share dollar amount of actual distributions made over a 30 day period divided by the net asset value or public offering price per share at the end of the period.


COMPARISONS.

    The Company may, from time to time, compare specific features of the Funds and/or each class of shares and their portfolios, including credit quality and maturity, to those available from comparable mutual funds.

The Company also may, from time to time, compare the results of an investment in Class A shares of one or more of the Funds with averages, rankings and indices, including, but not limited to the following:


    (1) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding collateralized mortgage obligations).

    (2) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the averaging period, the maximum rates paid on some savings deposits were fixed by law.

    (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (4) Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets, and publishes averages on broad based categories of mutual funds and indexes of cumulative total returns for various periods.

    (5) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

    The performance of the Municipal Funds may also be compared to the following charts illustrating tax free and tax equivalent investment yields, which may be updated each year to reflect that year's current brackets and rates:



2001 FEDERAL TAX BRACKETS*

                  15.00%        28.00%         31.00%           36.00%          39.60%


Single Return  Up to $27,050  27,051-65,550  65,551-136,750  136,751-297,350  Over 297,350

Joint Return   Up to $45,200 45,201-109,250 109,251-166,500  166,501-297,350  Over 297,350

To Match a Tax
Free Yield of **   A taxable investment would have to pay:

    2.0%           2.35%           2.78%          2.90%             3.13%          3.31%

    3.0%           3.53%           4.17%          4.35%             4.69%          4.97%

    4.0%           4.71%           5.56%          5.80%             6.25%          6.62%

    5.0%           5.88%           6.94%          7.25%             7.81%          8.28%

    6.0%           7.06%           8.33%          8.70%             9.38%          9.93%

    7.0%           8.24%           9.72%         10.14%            10.94%         11.59%

    8.0%           9.41%          11.11%         11.59%            12.50%         13.25%

                                       APPENDIX

                               INDUSTRY CLASSIFICATIONS

Aerospace/Defense                      Food and Drug Retailers
Air Transportation                     Gas Utilities*
Asset-Backed                           Gold
Auto and Equipment                     Health Care/Drugs
Automotive                             Health Care/Supplies & Services
Bank Holding Companies                 Homebuilders/Real Estate
Banks                                  Hotel/Gaming
Beverages                              Industrial Services
Broadcasting                           Information Technology
Broker-Dealers                         Insurance
Building Materials                     Leasing & Factoring
Cable Television                       Leisure
Chemicals                              Manufacturing
Commercial Finance                     Metals/Mining
Communication Equipment                Nondurable Household Goods
Computer Hardware                      Office Equipment
Computer Software                      Oil - Domestic
Conglomerates                          Oil - International
Consumer Finance                       Paper
Consumer Services                      Photography
Containers                             Publishing
Convenience Stores                     Railroads & Truckers
Department Stores                      Restaurants
Diversified Financial                  Savings & Loans
Diversified Media                      Shipping
Drug Wholesalers                       Special Purpose Financial
Durable Household Goods                Specialty Retailing
Education                              Specialty Printing
Electric Utilities                     Steel
Electrical Equipment                   Telecommunications - Long Distance
Electronics                            Telephone - Utility
Energy Services                        Textile, Apparel & Home Furnishings
Entertainment/Film                     Tobacco
Environmental                          Trucks and Parts
Food                                   Wireless Services

---------------------------
*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                               ATLAS ASSETS, INC.


                            PART C: OTHER INFORMATION

Item 23.  EXHIBITS:

s

          (a). (1)  Articles of Incorporation for the Registrant. (1)
               (2)  Articles of Amendment for the Registrant. (1)
               (3)  Articles Supplementary for the Atlas California Double
               Tax Free Money Fund, the Atlas Tax Free Money Fund, the Atlas California Double Tax Free Income Fund, the Atlas Tax Free
               Income Fund and the Atlas U.S. Government and Mortgage Securities Fund. (1)

               (4) Articles Supplementary for the Atlas Growth and Income Fund. (1)

               (5) Amended Articles Supplementary changing the names of certain Atlas Funds as follows: Atlas California Municipal Money Fund, Atlas National Municipal Money Fund, Atlas California Municipal Bond Fund, and Atlas National Municipal Bond Fund. (2)

               (6) Articles Supplementary for the Atlas U.S. Treasury Money Fund. (2)

               (7) Articles Supplementary for the Atlas U.S. Government Intermediate Fund (formerly the Atlas U.S. Treasury Intermediate
               Fund). (1)

               (8) Articles Supplementary for the Atlas California Insured Intermediate Municipal Fund. (1)

               (9) Articles Supplementary for the Atlas National Insured Intermediate Municipal Fund. (1)

               (10) Articles Supplementary for the Atlas Balanced Fund.(2)

               (11) Articles Supplementary for the Atlas Strategic Growth Fund. (2)

               (12) Articles Supplementary for classification of shares. (2)

               (13) Articles Supplementary for the Atlas Global Growth Fund. (1)

               (14) Articles Supplementary for the Atlas Strategic Income Fund. (1)


               (15) Articles Supplementary for the Atlas S&P 500 Index Fund. (6)


               (16) Articles Supplementary for reclassification of Shares.

               (17) Articles Supplementary for Atlas Money Market Fund.(to be filed)

               (18) Articles Supplementary for Atlas Value Fund and Atlas Fund of Funds. (to be filed)

          (b). Bylaws for the Registrant. (2)

          (c). None.

          (d). (1) Investment Advisory Agreement dated January 12, 1990 between Atlas Advisers, Inc. and Registrant. (1)

               (2)  Amendment to Investment Advisory Agreement dated
               November 1, 1991 between Atlas Advisers, Inc. and Registrant. (2)

               (3) Form of Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant. (2)

               (4) Form of Subadvisory Agreement between OppenheimerFunds, Inc. and Registrant. (1)



               (5) Form of Waiver/Reinbursement Agreement between Atlas Advisors, Inc. and Registrant. (5)


               (6) Form of Waiver/Reinbursement Agreement between Atlas Advisors and Registrant. (6)


               (7) Appendix A to Investment Advisory Agreement Between Atlas Assets, Inc. and Atlas Advisers, Inc. As Amended August 18, 2000. (6)


               (8) Form of Appendix A to Investment Advisory Agreement between Atlas Assets, Inc. to include Atlas Money Market Fund, Atlas Value Fund and Atlas Fund of Funds and Atlas Advisors, Inc.
               as amended March 1, 2002.


               (9) Form of Subadvisory Agreement between Pilgrim, Baxter & Associates, Ltd., and Registrant (to be filed).

          (e). Principal Underwriting Agreement dated January 12, 1990 between Atlas Securities, Inc. and Registrant. (2)

          (f). None.

          (g). (1) Custodian Contract dated November 1, 1995 between Investors Bank and Trust Company and Registrant. (1)


          (h). (1) Transfer Agency and Service Agreement dated January 12, 1990 between State Street Bank and Trust Company and Registrant. (2)


               (2) Form of Third Party Feeder Fund Agreement Among Atlas Assets, Inc., Atlas Securities, Inc. and Master Investment Portfolio dated August 9, 2000. (6)

          (i). Opinion and Consent of Counsel. (4)


          (j). Consents of Independent Auditors.


               (1)  Deloitte & Touche LLP (N/A)


               (2)  KPMG LLP              (N/A)

          (k). None.

          (l). Investment Representations of Purchaser dated December 19, 1989 from Golden West Financial Corporation relating to initial shares. (2)

          (m). Distribution Plan dated January 12, 1990 between Atlas Securities, Inc. and the Registrant. (1)



          (n). None

          (o). None


          (p). (1) Code of Ethics for Atlas Assets, Inc., Atlas Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001.(7)

               (2) Amended and Restated Code of Ethics of OppenheimerFunds dated March 1, 2000.(7)

               (3) Code of Ethics for Boston Safe Advisors, Inc. dated July, 2000.(7)


               (4)  Code of Ethics for Barclays Global Investors, N.A. and
               Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services Adopted December 11, 2000.(7)


               (5) Joint Code of Ethics dated August 16, 2000 for Barclays Global Investors funds, Inc. Master Investment Portfolio.(7)


               (6) Code of Ethics dated ______ for Pilgrim, Baxter & Associates, Ltd. (to be filed).

          (q). Powers of Attorney.


               (1)  Atlas, Assets, Inc.(--)


               (2)  Master Investment Portfolio, S&P 500 Index Master
               Portfolio (6)

--------------------

     (1) Incorporated by reference to Post-Effective Amendment No. 19 as filed on February 27, 1996.

     (2) Incorporated by reference to Post-Effective Amendment No. 21 as filed on April 14, 1997.

     (3) Incorporated by reference to Post-Effective Amendment No. 22 as filed on April 22, 1998.

     (4) Incorporated by reference to Post-Effective Amendment No. 24 as filed on April 30, 1999


     (5) Incorporated by reference to Post-Effective Amendment No. 25 as filed on April 28, 2000.


     (6) Incorporated by reference to Post-Effective Amendment No. 27 as filed on August 10, 2000.


     (7) Incorporated by reference to Post-Effective Amendment No. 28 as filed on April 30, 2001.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION

          Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a Maryland corporation such as Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless he acted in bad faith, or with active and deliberate dishonesty or otherwise as provided in such statute.

          The Maryland Code provisions also include, inter alia, authority to make advances of expenses pending resolution of the matter, to purchase insurance to cover the corporation and its agents, and a requirement to report instances of indemnification to the corporation's stockholders. In addition, directors and officers may in most cases be protected from the assessment of personal monetary liability in certain legal actions notwithstanding the availability or not of indemnification.

          Article VII(g) of the Articles of Incorporation of Registrant, as amended, contains indemnification and limitation provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended ("1940 Act") and to 1940 Act Release No. 11330 (September 4, 1980). These provisions will implement "reasonable and fair means" to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by
(a) a vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


          To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The list required by this item 26 of officers and directors of the investment adviser and sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment adviser and sub-advisers under the file numbers indicated in the table below:

ADVISER/SUB-ADVISER                      ADVISERS ACT REGISTRATION NUMBER

Atlas Advisers, Inc.                     801-30489

Oppenheimerfunds, Inc.                   801-8235

Boston Safe Advisors, Inc.               801-14904

Pilgrim Baxter & Associates, Ltd.        801-48872

Item 27.  PRINCIPAL UNDERWRITERS

               (a)  None.

               (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:


                               Positions and            Positions and
 Name and Principal            Offices with             Offices with
 Place of Business             Underwriter              Registrant
--------------------          ---------------          ----------------

Marion O. Sandler             Chairman, Presi-         Chairman, Presi-
1901 Harrison Street          dent and Chief           dent and Chief
Oakland, CA  94612            Executive Officer        Executive Officer

James T. Judd                 Director                 N/A
1901 Harrison Street
Oakland, CA  94612

James H. Hubbell              Director                 N/A
1901 Harrison Street
Oakland, CA  94612

W. Lawrence Key               Group Senior VIce        Group Senior Vice
794 Davis Street              President and Chief      President and Chief
San Leandro, CA 94577         Operating Officer        Operating Officer

Richard A. Adams              Senior Vice              N/A
794 Davis Street              President-
San Leandro, CA 94577         National Sales
                              Manager

Joseph M. O'Donnell           Vice President,          Vice President,
794 Davis Street              Chief Legal and          Chief Legal Counsel
San Leandro, CA 94577         Compliance Officer,      and Secretary
                              and Secretary

Mary Jane Fross               Vice President           N/A
794 Davis Street              and Controller
San Leandro, CA 94577

Lezlie A. Iannone             Senior Vice              N/A
794 Davis Street              President-
San Leandro, CA 94577         Operations


               (c)  None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank and Trust Company, 89 South Street, Boston, MA 02111.

Item 29.  MANAGEMENT SERVICES

               None.

Item 30.  UNDERTAKINGS





          The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakland, and the State of California, on the 15th day of February, 2002.

                                             ATLAS ASSETS, INC.
                                                (Registrant)



                                        By: Marion O. Sandler *
                                            -------------------------
                                            Marion O. Sandler
                                            Chairman, Chief Executive
                                            Officer and President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Marion O. Sandler *           Chief Executive               February 15,
-------------------------     Officer, President,           -----------------
Marion O. Sandler             and Chairman                       Date

Gene A. Johnson *             Treasurer                     February 15,
-------------------------                                   -----------------
Gene A. Johnson                                                  Date

Russell W. Kettell *          Director                      February 15,
-------------------------                                   -----------------
Russell W. Kettell                                               Date




Barbara A. Bond *             Director                      February 15,
-------------------------                                   -----------------
Barbara A. Bond                                                  Date

Daniel L. Rubinfeld *         Director                      February 15,
-------------------------                                   -----------------
Daniel L. Rubinfeld                                             Date

David J. Teece *              Director                      February 15,
-------------------------                                   -----------------
David J. Teece                                                   Date


*By /s/ W. Lawrence Key
---------------------------
W. Lawrence Key
Attorney-in-Fact
Pursuant to Power of Attorney
filed herewith.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER        ITEM

(d)(8)        Form of Appendix (A) to Investment Advisory Agreement

(p)           Existing Prospectus